UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 22, 2012

Daktronics, Inc.
(Exact name of registrant as specified in its charter)

South Dakota	0-23246	46-0306862
(State or other jurisdiction	(Commission	(I.R.S. Employer
Incorporation or organization)	File Number)	Identification Number)

201 Daktronics Drive
Brookings, SD 57006
(Address of principal executive office) (zip code)

(605) 692-0200
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management
ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) On August 23, 2012, the Compensation Committee of the Board of Directors of Daktronics, Inc. (the “Company”) recommended and the Board of Directors authorized grants of incentive stock options to purchase shares of the Company's common stock and grants of restricted stock units under the Company's 2007 Stock Incentive Plan (the “Plan”) to four of the Named Executive Officers as indicated below.

Each of these new incentive stock options vests annually as to 20% of the shares subject to the option over five years beginning on the first anniversary of the date of grant, has a ten-year term, is subject to the terms and conditions of the Plan, and has an exercise price equal to the fair market value of the Company's common stock on the grant date, which was $9.51. Each of the new restricted stock units also vests annually as to 20% of the shares subject to the restricted stock unit over five years beginning on the first anniversary of the date of grant and is subject to the terms and conditions of the Plan. Copies of the Plan and the forms of agreements under which these options and restricted stock units were granted are on file with the Securities and Exchange Commission as exhibits to the Company's reports.

The following table described the grants of the options and restricted stock units to four of the Company's Named Executive Officers effective on August 23, 2012:

		Incentive Stock Options	Restricted Stock Units
Name	Title	Shares Underlying Options	Shares Underlying Units
James B. Morgan	Chief Executive Officer	11,350	2,270
William R. Retterath	Chief Financial Officer	10,800	2,160
Bradley T. Wiemann	Executive Vice President	10,800	2,160
Reece A. Kurtenbach	Executive Vice President	10,800	2,160

Section 5 - Corporate Governance and Management
ITEM 5.07 Submission of Matters to a Vote of Security Holders

(a) On August 22, 2012, Daktronics, Inc. (the “registrant”) held its Annual Meeting of Shareholders for fiscal 2012 (“2012 Annual Meeting”). Of the 42,016,906 shares of the Company's common stock outstanding and entitled to vote at the 2012 Annual Meeting, 38,743,704 shares, or 92.20%, which constituted a quorum, were represented at the 2012 Annual Meeting.

(b) The results of the votes on the proposals at the 2012 Annual Meeting were as follows.

Proposal 1. Election of Directors. The following individuals were elected as directors by the following vote, each to serve a three-year term that expires on the date of the Annual Meeting of Shareholders in 2015 or until his or her successor is duly elected:

	Number of Shares Voted
Director Nominee	For	Withheld	Broker Non-Votes
Byron J. Anderson	26,345,037	1,044,400	11,354,267
Frank J. Kurtenbach	24,657,818	2,731,619	11,354,267
James A. Velenga	25,513,208	1,876,229	11,354,267

Proposal 2. Advisory (non-binding) vote on the compensation paid to our named executive officers. The shareholders approved the compensation of the registrant's named executive officers as described in its proxy statement for the 2012 Annual

Meeting by the following advisory vote:

	Number of Shares Voted
For	Against	Abstain	Broker Non-Votes
25,972,840	1,036,017	380,580	11,354,267

Proposal 3. Ratification of Appointment of Independent Registered Public Accounting Firm. The appointment of Ernst & Young LLP as the registrant's independent registered public accounting firm for fiscal 2013 was ratified by the following vote:

	Number of Shares Voted
For	Against	Abstain	Broker Non-Votes
37,598,202	973,129	172,373	-

Proposal 4. Such Other Business as may Properly Come Before the Meeting or any Adjournment or Postponement Thereof. The approval to transact such other business as may properly come before the meeting or any adjournment or postponement thereof was approved by the following vote:

	Number of Shares Voted
For	Against	Abstain	Broker Non-Votes
22,824,073	14,922,702	996,929	-

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DAKTRONICS, INC.

By: /s/ William R. Retterath
William R. Retterath, Chief Financial Officer

Date: August 23, 2012